UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
     [ ] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to ss.240.14a-12


                           PROFILE TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


             ------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:
2)   Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)   Proposed maximum aggregate value of transaction:
5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:
2)   Form, Schedule or Registration Statement No.:
3)   Filing Party:
4)   Date Filed:

                           PROFILE TECHNOLOGIES, INC.
                            2 Park Avenue, Suite 201
                            Manhasset, New York 11030

--------------------------------------------------------------------------------
                  NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

     The Annual Meeting of Stockholders (the "Annual Meeting") of Profile Technologies, Inc. (the "Company") will be held at 2:00 p.m., local time, on Tuesday, November 13, 2007, at the offices of McGuireWoods LLP, located at 1345 Avenue of the Americas, Seventh Floor, New York, New York, 10105, for the following purposes:

     1. To elect a Board of Directors consisting of four persons to serve for a term of one year (until the next annual meeting of the stockholders) or until their respective successors are elected and have been qualified.

     2. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

     The Board of Directors (the "Board") has fixed September 21, 2007 as the record date (the "Record Date") for determining the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting and any adjournment of the Annual Meeting. The transfer books of the Company will not be closed, but only stockholders of the Company of record on such date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment of the Annual Meeting.

     Stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting in person, please complete, sign and date the accompanying proxy card as promptly as possible and return the proxy card to the Company in the enclosed envelope. No additional postage is required if the envelope is mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the meeting and will assure that your shares are voted if you are unable to attend.


                                              By Order of the Board of Directors


                                              /s/ Henry E. Gemino
                                              -------------------
                                              Henry E. Gemino
                                              Chief Executive Officer


October 11, 2007

                           PROFILE TECHNOLOGIES, INC.
                            2 Park Avenue, Suite 201
                            Manhasset, New York 11030

--------------------------------------------------------------------------------
                           DEFINITIVE PROXY STATEMENT
                       2007 ANNUAL MEETING OF STOCKHOLDERS
                                November 13, 2007
--------------------------------------------------------------------------------

INTRODUCTION

     The enclosed proxy is solicited by and on behalf of the Board of Directors (the "Board") of Profile Technologies, Inc., a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of McGuireWoods LLP, 1345 Avenue of the Americas, Seventh Floor, New York, New York, 10105, at 2:00 p.m. local time on Tuesday, November 13, 2007, and at any and all adjournments of the Annual Meeting.

     The proxy statement and the enclosed proxy card are first being mailed to our stockholders of the Company (the "Stockholders") on or about October 12, 2007.

     The Company anticipates that the Stockholders will consider and vote upon the following matters at the Annual Meeting:

     1. To elect four persons as directors each to serve a term of one year (until the next annual meeting of Stockholders) or until their respective successors are elected and have been qualified.

     2. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

VOTING OF PROXIES

     Shares are represented by proxies set forth in properly signed and returned proxy cards in substantially the form of Appendix C to this Proxy Statement. Unless subsequently revoked, proxies will be voted at the Annual Meeting in accordance with the instructions marked on the proxy card. If a proxy card is signed and returned without indicating any voting instructions, the shares represented by the proxy will be voted FOR approval of the proposals stated in this proxy statement, and in the discretion of the holders of the proxies on other matters that may properly come before the Annual Meeting.

     If you have executed and delivered a proxy card, you may revoke your proxy at any time before it is voted by attending the Annual Meeting and voting in person, by giving the Company written notice of revocation of the proxy, or by submitting a signed proxy card bearing a later date. To revoke the prior proxy, the notice of revocation or later proxy card must be received by the Company before the vote of Stockholders at the Annual Meeting. Unless you vote at the Annual Meeting or take other action, your attendance at the Annual Meeting will not revoke your proxy.

VOTING PROCEDURES

     The Company's state of incorporation is Delaware. Under Delaware law and the Company's bylaws, the holders of a majority of the outstanding shares of the common stock (the "Common Stock") of the Company entitled to vote constitute a quorum at any meeting of stockholders. Votes cast by proxy or in person at the Annual Meeting will be counted by the inspector of elections appointed by the Company. The inspector of elections will treat shares of Common Stock represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Under Delaware law and the Company's bylaws, directors are elected by a plurality of the votes cast by the holders of shares entitled to vote at a meeting at which a quorum is present. Therefore, Proposal 1 will be adopted if a plurality of the shares present at the Annual Meeting in person or by proxy vote to elect the directors nominated for election at the Annual Meeting. Other matters are approved if affirmative votes cast by the holders of the shares entitled to vote at a meeting at which a quorum is present exceed the number of votes opposing the action, unless Delaware law or the Company's Certificate of Incorporation or bylaws require a greater number of affirmative votes or voting by classes. Abstentions and broker non-votes have no effect and will be disregarded.

     All of the officers and directors have informed the Company that they intend to vote in favor of the proposals to be considered for the vote of the Stockholders at the Annual Meeting.

VOTING SECURITIES

     The Board has fixed the close of business on September 21, 2007 as the record date (the "Record Date") for determining the Stockholders entitled to receive notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, there were 13,725,705 issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, held by approximately 1,060 Stockholders. As of the Record Date, the only outstanding voting security of the Company is Common Stock. As a Stockholder as of the Record Date, you are entitled to one vote for each share held on each matter properly submitted at the Annual Meeting.

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--------------------------------------------------------------------------------
                                   PROPOSAL 1
                              ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     Four nominees are standing for election as directors on the Board to hold office until the next annual meeting of Stockholders is held and their successors are duly elected and qualified. All of the nominees, with the exception of Richard L. Palmer, are current directors of the Company standing for re-election and were previously elected by the Stockholders. The Board elected Mr. Palmer on September 12, 2007 to fill the vacancy on the Board created as a result of the death of Mr. William Krivsky. If one or more of the nominees is unable to serve, or for good cause will not serve at the time of the Annual Meeting, the shares represented by the proxies solicited by the Board will be voted for the other nominees and for any substitute nominee(s) designated by the Board. As of the date of this proxy statement, the Board has no reason to believe that any of the nominees named will be unable or unwilling to serve. In the election of directors, those nominees receiving the greatest number of votes shall be elected, even if such votes do not constitute a majority. Certain information regarding each nominee follows. Each nominee has consented to being named in the proxy statement and to serve if elected.

INFORMATION ON DIRECTORS AND NOMINEES

     The directors nominated for election at the Annual Meeting are as follows:

                                                                                   DIRECTOR
NAME AND AGE           AGE      PRINCIPAL OCCUPATION                                SINCE
-------------------------------------------------------------------------------------------
Henry E. Gemino        56       Chief Executive Officer, Chief Financial Officer,    1988
                                Profile Technologies, Inc.

Murphy Evans           75       President, Profile Technologies, Inc.                1995

Charles Christenson    77       Professor Emeritus                                   1999
                                Harvard Graduate School of Business Administration

Richard L. Palmer      63       President, Richard L. Palmer, P.C.                   2007


     THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

     Henry E. Gemino. Mr. Gemino, a co-founder of the Company, has served as a director and the Chief Financial Officer of the Company since 1988. From 1988 through October 2000, he served as Executive Vice President and Chief Operating Officer of the Company. Since October 2000, he has served as Chief Executive Officer of the Company.

     Murphy Evans. Since 1995 Mr. Evans has served as President and a director of the Company. Mr. Evans also serves as the President of L & S Holding Co., a family-owned holding company that is engaged in several different businesses and as President and Director of Falco Enterprises, Inc., Arran Corporation, Spring Hill Homes, Inc. and Spring Hill Water Co., none of which are reporting companies under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Mr. Evans received an AB degree in history from Princeton University in 1954 and an MBA degree from the Harvard Graduate School of Business Administration in 1958.

     Charles Christenson. Professor Christenson has been a director of the Company since 1999. He is the Royal Little Professor of Business Administration, Emeritus, at the Graduate School of Business Administration at Harvard University and served as faculty chairman of both the MBA and Doctoral Programs. He received his B.Sc. degree in Industrial and Labor Relations from Cornell University in 1952, his MBA degree with high distinction from Harvard University in 1954 and his DBA degree in Managerial Economics from Harvard University in 1961. While on leave of absence from the Harvard University faculty, he also served as Deputy to the Assistant Secretary of the Air Force (Financial Management) during the Kennedy Administration. He is a member of the American Association for the Advancement of Science. Professor Christenson has also authored or co-authored a number of books and articles on quantitative methods, management control and philosophy of science. Professor Christenson served as a director of KENETECH Corporation from 1981-2001 and also serves as a director of Boston Baroque, Inc., a not-for-profit organization performing and recording music of the Baroque and Classical periods.

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     Richard L. Palmer. Mr. Palmer has served as a director of the Company since
2007. He has been a practicing attorney since 1972 with a primary emphasis on litigation. He received his undergraduate degree from Texas Tech University in 1966 and his Doctor of Jurisprudence degree from Texas Tech University in 1972. Mr. Palmer is licensed to practice in Texas State courts, U.S. District Courts for the Northern, Western and Southern Districts of Texas, and the U.S. Fifth Circuit Court of Appeals.

     There are no family relationships among the directors. There are no arrangements or understandings between any director and any other person, pursuant to which any director was elected.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

     The Company's Board of Directors determines the non-employee directors' compensation for serving on the Board and its committees. In establishing director compensation, the Board is guided by the following goals:

     o Compensation should consist of a combination of cash and equity awards that are designed to fairly pay the directors for work required for a company of Profile Technologies' size and scope;

     o Compensation should align the directors' interests with the long-term interests of stockholders; and

     o Compensation should assist with attracting and retaining qualified directors.

     The Company does not pay director compensation to directors who are also employees of the Company.

     The Company pays to all non-employee directors a director's fee in the amount of $1,000 per month. Directors are entitled to participate in, and have been issued options under, the Company's 1999 Stock Plan. The Company also reimburses directors for any actual expenses incurred to attend meetings of the Board.

     Due to the Company's critical need for cash, the Company has deferred all payments owed to the directors for directors' fees until the Company has sufficient resources to pay such fees. As of June 30, 2007, the Company owed $122,000 in deferred directors' fees. On March 18, 2002, the Board approved a conversion right on all directors' fees deferred as of March 18, 2002 (the "Directors' Conversion Right"). Pursuant to the Directors' Conversion Right, directors may elect to convert $1.00 of directors' fees owed to them as of March 18, 2002 for an option to purchase two shares of the Company's common stock, at an exercise price of $1.00 per share for a term of five years. As of June 30, 2007, deferred directors' fees subject to the Directors' Conversion Right were $9,000, resulting in the potential issuance of 18,000 options under the terms described above. To date, none of the directors have elected to exercise their Directors' Conversion Right.

     In accordance with applicable SEC rules and regulations, the following table reports all compensation the Company paid to non-employee directors during the fiscal year ended June 30, 2007:

                               Fees
                             Earned or
                              Paid in              Stock
Name                       Cash ($) (2)       Awards ($) (3)    Total ($)
-------------------------------------------------------------------------

Charles Christenson          $ 12,000            $ 77,000       $ 89,000
William A. Krivsky (1)          6,000              61,600         67,600

-------------------------------------------------------------------------

(1)  Mr. Krivsky passed away in December 2006.

(2) The amounts in this column represent the monthly cash meeting fee paid to the Company's non-employee directors for service during the fiscal year ended June 30, 2007.

(3) This column reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended June 30, 2007 in accordance with FAS 123R for stock option awards. For information regarding significant factors, assumptions and methodologies used in determining the fair value of the Company's stock options, see Note 12 to the Profile Technologies, Inc. Financial Statements contained in the Company's Form 10-KSB for the fiscal year ended June 30, 2007. The grant date fair value computed in accordance with FAS 123R was the same as that reported in the table above. The stock options were fully vested upon grant.

BOARD OF DIRECTORS AND COMMITTEES

     During the fiscal year ended June 30, 2007, the Board held a total of eight meetings. All members of the Board attended at least 75% of all meetings of the Board and all meetings held by all committees of the Board on which he served.

Audit Committee.

     On December 23, 2006, William A. Krivsky, who served on the Board and Audit Committee, passed away unexpectedly. The Company is currently in the process of identifying and interviewing qualified candidates to fill the vacancy created by Mr. Krivsky's departure and intends to do so as soon as practicable. As a result of Mr. Krivsky's death, Charles Christenson is the sole member of the Audit Committee. The principal functions of the Audit Committee are to monitor the Company's financial reporting process and internal control system, to review and appraise the audit efforts of the Company's independent accountants and the internal audit function, to provide a means of communication among the independent accountants, financial and senior management, the internal audit function, and the Board, and to communicate with the Company's independent accountants outside of the presence of management, when necessary. The Audit Committee is also responsible for all matters set forth in its written charter, a copy of which was attached as Appendix B to the Company's proxy statement for the 2004 annual meeting. The Audit Committee held four meetings during the fiscal year ended June 30, 2007.

     The Board has determined that based on his experience and knowledge in financial and auditing matters Dr. Christenson is an "audit committee financial expert" as defined by Securities and Exchange Commission ("SEC") rules. Dr. Christenson meets the standards of independence under the applicable National Association of Securities Dealers ("NASD") listing standards.

     Under the Company's Audit Committee Charter, the Audit Committee is required to pre-approve all auditing services and permissible non-audit services, including related fees and terms, to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described under the Securities Exchange Act of 1934 (the "Exchange Act") which are approved by the Audit Committee prior to the completion of the audit.

Compensation Committee.

     The Board has a Compensation Committee previously composed of Murphy Evans and William Krivsky. As a result of Mr. Krivsky's death, Mr. Evans is the sole member of the Compensation Committee. The Company is currently in the process of identifying a qualified candidate to fill the vacancy created by Mr. Krivsky's departure and intends to do so as soon as practicable The principle functions of the Compensation Committee are to establish overall compensation policies for the Company and to review the recommendations submitted by the Company's management. The Compensation Committee did not hold any meetings during the year ended June 30, 2007.

Nominating Committee.

     The Board does not have a standing nominating committee. The Company does not maintain a policy for considering nominees. The Board must consist of at least two independent directors. Director nominees are recommended, reviewed and approved by the entire Board. The Board believes that this process is appropriate due to the relatively small number of directors on the Board and the opportunity to benefit from a variety of opinions and perspectives in determining director nominees by involving the full Board.

     While the Board is solely responsible for the selection and nomination of directors, the Board may consider nominees recommended by Stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Company's Chief Executive Officer, Henry E. Gemino, 2 Park Avenue, Suite 201, Manhasset, New York, 11030 that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Stockholders. Stockholder Communications to the Board.

     The Board has established a process for Stockholders to communicate with members of the Board. If you would like to contact the Board you can do so by forwarding your concern, question or complaint to the Company's Chief Executive Officer, Henry E. Gemino, 2 Park Avenue, Suite 201, Manhasset, New York, 11030.

Legal Proceedings.

     There are no material proceedings to which any director, officer, or affiliate of the issuer, any owner of record or beneficially of more than five percent of any class of voting securities of the small business issuer, or security holder, is a party adverse to the small business issuer or has a material interest adverse to the small business issuer.

















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                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                    ----------------------------------------

     The following table sets forth certain information as of September 21, 2007 by (i) all persons who are known to the Company to beneficially own more than 5% of the outstanding shares of the Company's common stock, and (ii) by each director, director nominee, and executive officer and (iii) by all executive officers and directors as a group:

                                                                                     Amount of Common         Percent
Name and Address of Beneficial Owner          Positions and Offices Held            Stock Ownership(1)      of Class(1)
------------------------------------          --------------------------            ------------------      -----------

Henry E. Gemino                              Chief Executive Officer, Chief            1,615,433(2)           11.77 %
5 Strickland Place                           Financial Officer, Director
Manhasset, NY 11030

Murphy Evans                                 President, Director                       5,483,334(3)           39.95 %
204 Railroad Street
P.O. Box 688
Laurinburg, NC 28532

Philip L. Jones                              Executive Vice President                   358,286(4)             2.61 %
203 Beaver Road
Sewickley, PA  15143

Robert C. Geib                               Chief Operating Officer                       - (5)                 - %
21 Warren Court
Sparta, NJ  07871

Charles Christenson                          Director                                   560,666(6)             4.08 %
1 Chauncy Lane
Cambridge, MA 02238

Richard L. Palmer                            Director                                   126,300(7)             0.92 %
3316 88th Street
Lubbock, TX  79423

Gale D. Burnett                              Stockholder                                938,000(8)             6.83 %
9191 Northwood Rd.
Lynden, WA 98264

All Directors and Officers as a Group                                                 8,144,019(9)            59.33 %
(7 persons)

(1) Calculated pursuant to rule 13d-3(d) of the Exchange Act. Beneficial ownership is calculated based on 13,725,705 shares of Common Stock issued and outstanding on a fully diluted basis as of September 21, 2007. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d) of the Exchange Act, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2) Includes 6,000 shares held by the wife of Mr. Gemino, includes warrants to purchase 300,000 shares of the Company's common stock, 5,000 of which are held by the wife of Mr. Gemino, and options to purchase 835,000 shares of the Company's common stock, 105,000 of which are held by the wife of Mr. Gemino.

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(3)  Includes 30,000 shares held by the wife of Mr. Evans, 391,667 shares held in the name of Falco Enterprises, Inc., a company controlled by Mr. Evans, 230,500 shares held by L&S Holding Co., a company controlled by Mr. Evans, 210,000 shares held by Arran Corporation, a company controlled by Mr. Evans, and 750,000 shares held by EnviroResources, LLC, a company controlled by Mr. Evans. Also includes warrants to purchase 2,545,000 shares of the Company's common stock, 305,000 of which are held in the name of Falco Enterprises, Inc., 205,000 in the name of L&S Holding Co., and 210,000 in the name of Arran Corporation. Also includes options to purchase 350,000 shares of the Company's common stock.

(4)  Includes options to purchase 335,000 shares of the Company's common stock.

(5) On September 4, 2007, Mr. Geib was granted an option to purchase 50,000 shares of the Company's common stock. The option grant vests 25% on the first anniversary of the grant date, with the remainder vesting at 25% on each of the three subsequent anniversaries of the grant date until the option is fully vested. As such, the 50,000 shares of common stock are not included in the beneficial ownership table above.

(6) Includes warrants to purchase 50,000 shares of the Company's common stock and options to purchase 365,000 shares of the Company's common stock.

(7)  Includes an option to purchase 15,000 shares of the Company's common stock.

(8) Includes 578,000 shares held by the wife of Mr. Burnett. Also includes warrants to purchase 110,000 shares of the Company's common stock and options to purchase 250,000 shares of the Company's common stock.

(9) Assumes exercise of all warrants and options owned by all officers and directors.

EXECUTIVE OFFICERS OF THE COMPANY

     Certain information regarding the executive officers of the Company follows:

      Name             Age                  Position Held With Company
--------------------------------------------------------------------------------
Henry E. Gemino        56       Chief Executive Officer, Chief Financial Officer
Murphy Evans           75                    Chairman and President
Philip L. Jones        65                   Executive Vice President
Robert C. Geib         36                    Chief Operating Officer

     Philip L. Jones has been serving as Executive Vice President since September, 2001. For one year previous to his employment by the Company, he provided energy consulting services to certain utility companies. Prior to that, Mr. Jones served in various capacities with Consolidated Natural Gas Company, a large integrated energy company, for more than 30 years, including six years as Vice President for Marketing with CNG's exploration and production subsidiary, CNG Producing Company. He received his law degree from West Virginia College of Law in 1967 and his B.A. from Princeton University in 1964. Mr. Jones was a Captain in the U.S. Army, 142nd JAG Detachment.

     Robert C. Geib was elected by the Board to serve as the Company's Chief Operating Officer, effective September 4, 2007. Prior to joining the Company, Mr. Geib was the Director of Operations Services for the Northeast Gas Association in New York, NY. His duties included oversight of programs and projects relating to pipeline integrity and security, and he served as liaison between the association's member companies and federal and state regulators. Prior to this, from 1999 to 2005, Mr. Geib worked at Southwest Gas Corporation in Las Vegas, NV as a supervisor and a distribution engineer. While there, his duties included the development of the corporate pipeline integrity program and supervising the implementation of new technologies for pipeline inspection and pipeline risk algorithms. Mr. Geib holds a B.S. in electronics engineering.

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     There are no family relationships among the executive officers. There are no arrangements or understandings between any officers and any other person, pursuant to which any officer was selected.

EXECUTIVE COMPENSATION

Employment Contracts.

     On August 20, 2007, the Board elected Robert C. Geib as the Company's Chief Operating Officer, effective September 4, 2007. Mr. Geib's annual base salary was set by the Board at $115,000. In addition, the Board agreed to grant Mr. Geib on September 4, 2007 an option to purchase 50,000 shares of the Company's common stock, under the Company's 1999 Stock Plan, and on March 4, 2008 to grant him an additional option to purchase 50,000 shares of common stock. The exercise price of each grant shall be equal to the closing price of the common stock on the date of grant, or, if the Company's stock is not traded on the date of grant, the first day of active trading following each respective grant date. Each of the two option grants will vest 25% on the first anniversary of the grant dates, with the remainder vesting at 25% on each of the three subsequent anniversaries of the grant dates until the options are fully vested.

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Summary Compensation Table
--------------------------

     The following table sets forth information concerning the compensation of the Company's Chief Executive Officer and Chief Financial Officer and the highest paid executive officers of the Company as of the end of the Company's last fiscal year ended June 30, 2007 whose salary and bonus for such period in all capacities in which the executive officer served exceeded $100,000.

                                                               Option        Non-Equity
  Name and Principal                                         Awards ($)    Incentive Plan
       Position          Year     Salary ($)     Bonus ($)      (3)       Compensation ($)   Total ($)
----------------------- ------- ---------------- ---------- ------------- ------------------ ----------
   Henry E. Gemino,      2007   $120,000(1),(2)     $-        $277,200           $-          $397,200
   Chief Executive
  Officer and Chief      2006    120,000(1),(2)    5,000         -                -           125,000
  Financial Officer
                         2005    120,000(1),(2)      -           -                -           120,000

----------
(1) Due to the Company's need for cash, the Company has deferred compensation owed to certain officers of the Company. Such amounts will continue to be deferred until the Company has sufficient resources to pay such amounts owed. On March 18, 2002, the Board approved a conversion right on all deferred wages due to officers as of March 18, 2002 (the "Officers' Conversion Right"). Pursuant to the Officers' Conversion Right, officers may elect to convert $1.00 of compensation owed to them as of March 18, 2002 for an option to purchase two shares of the Company's common stock, at an exercise price of $1.00 per share for a term of five years. Pursuant to the Officers' Conversion Right, as of June 30, 2007, the Company owed Mr. Gemino $11,500, resulting in the potential issuance of 23,000 options under the Officers' Conversion Right terms described above. To date, Mr. Gemino has not elected to exercise his Officers' Conversion Right.

(2) During the year ended June 30, 2005, the Company deferred $86,700 of the $120,000 base salary owed to Henry E. Gemino. The Company did not defer any salary payments during the years ended June 30, 2007 and 2006. As of June 30, 2007 total deferred compensation owed to Mr. Gemino was $184,600.

(3) This column reflects the dollar amount recognized for financial statement reporting purposes for 2007 in accordance with FAS 123R for stock options and warrants held by Mr. Gemino. For information regarding significant factors, assumptions and methodologies used in determining the fair value of the Company's stock options and warrants, see Note 12 to the Profile Technologies, Inc. Financial Statements contained in the Company's Form 10-KSB for the fiscal year ended June 30, 2007. The grant date fair value computed in accordance with FAS 123R was the same as that reported in the table above. The stock options and warrants were fully vested upon grant.

Grants of Plan-Based Awards
---------------------------

     The following table sets forth information with regarding stock options granted to our Named Executive Officers during the fiscal year ended June 30, 2007. The Company does not have any performance-based equity incentive award or non-equity incentive plans and has therefore omitted the corresponding columns.


                                                 All Other Option Awards:      Exercise or Base   Grant Date Fair
                                               Number of Shares of Stock or    Price of Option    Value of Option
              Name                 Grant Date            Units (#)              Awards ($/Sh.)     Awards ($)(3)
------------------------------------------------------------------------------------------------------------------
Henry E. Gemino                     11/13/06             60,000(1)                   0.95            $  46,200
Chief Executive Officer and         11/13/06            300,000(1)                   0.86              231,000
Chief Financial Officer

Murphy Evans                        11/13/06             80,000(2)                   0.95               61,600
President                           11/13/06            150,000(2)                   0.86              115,500

Philip L. Jones                     11/13/06             65,000                      0.86               50,050
Executive Vice President and
Chief Operating Officer

----------
(1) Consists of an option to purchase 60,000 shares of common stock at $0.95 per share, expiring in November 2016 and a warrant to purchase 300,000 shares of common stock at $0.86 per share, expiring in November 2016.

(2) Consists of an option to purchase 80,000 shares of common stock at $0.95 per share, expiring in November 2016 and a warrant to purchase 150,000 shares of common stock at $0.86 per share, expiring in November 2016.

(3) The grant date fair value of these option and warrant grants was determined using a Black-Scholes option pricing model. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures service-based conditions. For information regarding significant factors, assumptions and methodologies used in determining the fair value of the Company's stock options, see Note 12 to the Profile Technologies, Inc. Financial Statements contained in the Company's Form 10-KSB for the fiscal year ended June 30, 2007.

Outstanding Equity Awards at Fiscal Year-End
--------------------------------------------

     The following table sets forth information regarding equity awards that have been previously awarded to each of the Named Executives and which remained outstanding as of June 30, 2007.


                                 Option Awards
                             Number of Securities
                            Underlying Unexercised        Option Exercise
          Name            Options (#) Exercisable(1)         Price ($)             Option Expiration Date
----------------------------------------------------------------------------------------------------------

Henry E. Gemino                     20,000                     0.70                       12/15/08
                                   600,000                     1.16                        2/15/15
                                    50,000                     1.21                       12/12/15
                                    60,000                     0.95                       11/12/16

Murphy Evans                        20,000                     0.70                       12/15/08
                                   200,000                     1.16                        2/15/15
                                    50,000                     1.21                       12/12/15
                                    80,000                     0.95                       11/12/16

Philip L. Jones                     20,000                     0.70                       12/15/08
                                   200,000                     1.16                        2/15/15
                                    50,000                     1.12                       12/12/15
                                    65,000                     0.86                       11/12/16
----------
(1)  All unexercised equity awards outstanding at June 30, 2007 are fully vested and exercisable.

Option Exercises
----------------

     During the fiscal year ended June 30, 2007 none of the Named Executives exercised any stock options.

















                                       13

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In September, 1988, at the time Gale D. Burnett, a beneficial stockholder of more than 10% of the Company's common stock, first transferred certain technology, know-how and patent rights to the Company, a royalty interest of 4% of all pre-tax profits derived from the technology and know-how transferred was granted to Northwood Enterprises, Inc., a family-owned company controlled by Mr. Burnett. Northwoods Enterprises subsequently assigned such royalty interest back to Mr. Burnett. On April 8, 1996, Mr. Burnett assigned 2% of this royalty interest to certain stockholders of the Company, 1 1/4% of which was assigned to Henry Gemino, currently the Chief Executive Officer and Chief Financial Officer, and a director of the Company. This royalty arrangement also applies to all future patent rights and technology developed by Mr. Burnett and assigned to the Company. To date, no royalty payments have been made or earned under the above described arrangement.

OTHER MATTERS TO BE VOTED UPON

     As of the date of this proxy statement, the Board does not know of or anticipate that any other matters will be brought before the Stockholders at the Annual Meeting. If, however, any other matters not mentioned in the proxy statement are properly brought before the Stockholders at the Annual Meeting, the persons appointed as proxies will have the discretion to vote or act in accordance with their best judgment.

SECTION 16(a): BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Exchange Act of 1934, the executive officers and directors of the Company in addition to any person who owns more than 10% of the common stock of the Company are required to report their ownership of the common stock of the Company and changes to such ownership with the SEC. Based on a review of such reports and information provided to the Company, the Company believes that during the most recent fiscal year the executive officers and directors of the Company have complied with applicable filing requirements under Section 16(a).

INDEPENDENT PUBLIC ACCOUNTANTS

     The Board has selected Peterson Sullivan PLLC ("Peterson Sullivan") as the independent certified public accountants to audit the financial statements of the Company for its fiscal year ended June 30, 2008. To the knowledge of management, neither such firm nor any of its members has any direct or material indirect financial interest in the Company or any connection with the Company in any capacity otherwise than as independent accountants.

     A representative of Peterson Sullivan will be present via telephone at the Annual Meeting of Stockholders, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions submitted to the Secretary of Profile Technologies in advance of the Annual Meeting.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

     Aggregate fees for professional services rendered to the Company by Peterson Sullivan for the years ended June 30, 2007 and 2006 were as follows:


                                     Fiscal Year 2007       Fiscal Year 2006
                                     ----------------       ----------------
Audit Fees                                $34,500                $35,400
Audit-related Fees                           -                      -
Tax Fees                                     -                      -
All Other Fees                               -                      -
TOTAL                                     $34,500                $35,400

     Audit Fees

     Audit Fees consisted of fees related to the audit of the Company's annual financial statements for the years ended June 30 2007 and 2006, and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for those years.

AUDIT COMMITTEE PRE-APPROVAL POLICY

     Generally, the Audit Committee must approve all audit and non-audit services to be provided to the Company. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee, but has not yet done so.

     The Audit Committee approved 100% of the Audit Fees for the years ended June 30, 2007 and June 30, 2006.

     The Audit Committee shall not approve non-audit services that the Audit Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Company by the independent registered public accounting firm, other than those provided to the Company in connection with an audit or a review of the financial statements of the Company. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Company; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

     Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as the aggregate amount of all such permissible non-audit services provided to the Company constitutes not more than 5% of the total amount of revenues paid to the Company's independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to the Company.

AUDIT COMMITTEE REPORT

     On December 23, 2006, William A. Krivsky, who served on the Board and Audit Committee, passed away unexpectedly. The Company is currently in the process of identifying and interviewing qualified candidates to fill the vacancy created by Mr. Krivsky's departure, but intends to do so as soon as practicable. As a result of Mr. Krivsky's death, Dr. Charles Christenson is the sole member of the Audit Committee, who has been found by the Board of Directors to be both independent and financially literate as required by the listing standards of the National Association of Securities Dealers ("NASD"). In addition, the Board has determined that Dr. Christenson is an Audit Committee Financial Expert under the rules of the SEC. The Audit Committee operates under a written charter adopted by the Board of Directors.

     As set forth in its charter, the Audit Committee assists the Board by reviewing financial reports we provide to governmental bodies or the public, monitoring the adequacy of our internal controls regarding finance and accounting, reviewing our auditing, accounting, and financial reporting processes generally, and verifying the independence of our independent auditors. All auditors employed or engaged by us report directly to the Audit Committee. To fulfill its responsibilities, the Audit Committee recommends the selection of auditors and reviews reports of auditors and examiners, as well as management's responses to such reports, to ensure the effectiveness of internal controls and the implementation of remedial action. The Audit Committee also recommends to the Board whether to include the audited financial statements in our Annual Report and Form 10-KSB.

     In discharging its responsibility, the Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol.1, AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and letter from the Company's independent auditors as required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the independent auditors their independence.

     The Audit Committee has reviewed and discussed our audited financial statements as of and for the year ended June 30, 2007, with management and the independent auditors. Management has the responsibility for preparation of our financial statements, and the independent auditors have the responsibility for examination of those statements. Based on this review of the financial statements, discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report and Form 10-KSB for the year ended June 30, 2007, for filing with the SEC.


                                                  Audit Committee


                                                  /s/ Charles Christenson
                                                  -----------------------
                                                  Charles Christenson




STOCKHOLDER PROPOSALS

     Stockholders who wish to include a proposal in the Company's proxy statement for the 2008 annual meeting must deliver a written copy of their proposal to the Company's principal executive offices no later than June 30, 2008. Proposals must comply with the SEC proxy rules relating to stockholder proposals to be included in the Company's proxy materials. Except for stockholder proposals to be included in the Company's proxy statement, the deadline for nominations for director or other proposals made by a Stockholder is five days before the date of the 2008 Annual Meeting. Proposals should be directed to Henry E. Gemino, Chief Executive Officer, Profile Technologies, Inc., 2 Park Avenue, Suite 201, Manhasset, New York 11030.

ANNUAL REPORT ON FORM 10-KSB; DELIVERY TO STOCKHOLDERS SHARING ADDRESS

     The Company is providing Stockholders with a copy of its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007 simultaneously with delivery of this proxy statement. You may obtain additional copies of the Annual Report, without charge, by writing to Henry E. Gemino, Chief Executive Officer, Profile Technologies, Inc., 2 Park Avenue, Suite 201, Manhasset, New York 11030.

     The Company is delivering only one proxy statement and Annual Report to multiple Stockholders sharing an address unless the Company has received contrary instructions from one or more of the Stockholders. The Company will promptly deliver upon written or oral request a separate copy of this proxy statement or the Annual Report to a Stockholder at a shared address to which a single copy was sent. If you are a Stockholder residing at a shared address and would like to request an additional copy of the proxy statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the proxy statement or Annual Report if you are currently receiving multiple copies), please send your request to our Chief Executive Officer at the address noted above.

FINANCIAL INFORMATION

     We hereby incorporate by reference our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007 included with this Proxy Statement.

COST OF SOLICITATION

     The Company will bear the cost of solicitation of proxies, including expenses in connection with the preparation and mailing of this proxy statement. The Company will solicit primarily through the mail, and the Company's officers, directors, and employees may solicit by personal interview, telephone, facsimile, or e-mail proxies. These people will not receive additional compensation for such solicitations, but the Company may reimburse them for their reasonable out-of-pocket expenses.

     Stockholders are requested to complete, sign, and date the accompanying proxy card and promptly return it to the Company's transfer agent, Continental Stock Transfer & Trust Company, in the enclosed addressed, postage paid envelope.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ Henry E. Gemino
                                           -------------------
                                           Henry E. Gemino
                                           Chief Executive Officer



October 11, 2007

                                   APPENDIX A
                                   ----------

                              DEFINITIVE PROXY CARD
                           Profile Technologies, Inc.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

I, the undersigned stockholder of Profile Technologies, Inc. (the "Company"), do hereby nominate, constitute and appoint Henry E. Gemino, my true and lawful proxy and attorney with full power of substitution for me and in my name, place and stead, to represent and vote all of the common stock, par value $0.001 per share, of the Company, held in my name on its books as of September 21, 2007, at the Annual Meeting of Stockholders to be held on Tuesday, November 13, 2007, as directed herein.

PROPOSAL 1.   Election of the following Directors:

[ ]  FOR all nominees listed below (except    [ ]  WITHHOLD Authority to vote
     as marked to the contrary below)              for all nominees listed below

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) of such nominee(s) below.)

     Henry E. Gemino
                                        --------------------------
     Murphy Evans
                                        --------------------------
     Charles Christenson
                                        --------------------------
     Richard L. Palmer
                                        --------------------------


--------------------------------------------------------------------------------
        THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.
--------------------------------------------------------------------------------


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders.

                   IMPORTANT: PLEASE SIGN AND DATE ON REVERSE



This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted
  FOR Proposal 1. Should any other matter requiring a vote of the stockholders arise, the proxy named above is authorized to vote in accordance with his best judgment in the interest of the Company.



IMPORTANT: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign the full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ADDRESSED ENVELOPE OR OTHERWISE TO Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004. IF YOU DO NOT SIGN AND RETURN A PROXY OR ATTEND THE MEETING AND VOTE, YOUR SHARES CANNOT BE VOTED.



                                       -----------------------------------------
                                                                            Date


                                       -----------------------------------------
                                                                       Signature


                                       -----------------------------------------
                                                     Signature (if jointly held)


                                       -----------------------------------------